EXHIBIT 10.20

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

October 22, 2014

WARRANT TO PURCHASE COMMON STOCK

OF

LED LIGHTING COMPANY

FOR VALUE RECEIVED, and subject to the terms and conditions herein set forth, during the Exercise Period and prior to the Termination Date, Mark Wolff (“Holder”) is entitled to purchase from LED Lighting Company, a Delaware corporation (the “Company”), the Warrant Stock at a price per share equal to the Exercise Price. This Warrant is being issued in connection with the Settlement Agreement dated October 22, 2014 between Holder and the Company of even date herewith.

1.

Certain Definitions. The following definitions shall apply for purposes of this Warrant.

(a)

“Common Stock” shall mean the common stock of the Company.

(b)

“Exercise Period” shall mean the period commencing as of the date hereof and ending on the Termination Date. All of the warrants are vested as of the date hereof.

(c)

“Exercise Price” means one dollar ($1.00), subject to adjustments as described below.

(d)

“Holder” shall mean Mark Wolff, and his successors and assigns.

(e)

“Termination Date” shall mean the two (2) year anniversary of the date of this Warrant.

(f)

“Warrant” means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

(g)

 “Warrant Stock” means up to One Hundred Fifty Thousand (150,000) shares of Common Stock, subject to the vesting and any adjustments as described herein.

2.

Adjustments and Notices. The Exercise Price shall be subject to adjustment from time to time in accordance with the following provisions:

(a)

Subdivision, Stock Dividends or Combinations. In case the Company shall, at any time, subdivide the outstanding shares of the Common Stock or shall issue a stock dividend with respect to the Common Stock, the Exercise Price in effect immediately before such subdivision or the issuance of such dividend shall be proportionately decreased and the number of shares of Warrant Stock shall be proportionately increased, and in case the Company shall at any time combine the outstanding shares of the Common Stock, the Exercise Price in effect immediately before such combination shall be proportionately increased and the number of shares of Warrant Stock shall be proportionately decreased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

(b)

Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassifications, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise of this Warrant or upon the payment of a dividend in securities or property other than Common Stock, the Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received for the Warrant Stock if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

(c)

Notice. Upon any adjustment of the Exercise Price and any increase or decrease in the number of shares of the Common Stock purchasable upon the exercise of this Warrant, then, and in each such case, the Company, as promptly as practicable thereafter, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each, if possible. The Company further agrees to notify the Holder of this Warrant in writing of a reorganization, merger, sale, voluntary dissolution, liquidation or winding-up of the Company, or upon the Company's taking of a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, at least twenty (20) days prior to the effective date thereof.

(d)

Fractional Shares. No fractional shares shall be issuable upon exercise of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

3.

No Stockholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a stockholder of the Company.

4.

Exercise of Warrant. This Warrant may be exercised in whole or part (but in any event in minimum increments of 25,000 shares) by the Holder, during the Exercise Period, as applicable, and before the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise in the form attached hereto as Attachment 1, and any other reasonably requested investor representations, duly completed and executed, at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Exercise Price in cash or by cashier’s check with respect to the shares of Warrant Stock being purchased. No cashless exercise of this Warrant shall be permitted. This Warrant shall be deemed to have been exercised immediately before the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise, which shares shall be duly and validly issued. If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise, the Company will execute and deliver a new Warrant of like tenor in the name of the Holder, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

5.

Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6.

Issuance of Stock. The Company covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

7.

Amendments. Any term of this Warrant may be amended with the written consent of the Company and the Holder. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

8.

No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

9.

Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Common Stock equal to the total number of shares of Common Stock from time to time issuable upon exercise of this Warrant.

10.

Miscellaneous. This Warrant shall be governed by the laws of the State of California, without regard for the conflicts of law provisions of the State of California or of any other state. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail. This Warrant may only be assigned by Holder upon receipt of the written consent of the Company.

COMPANY:

LED LIGHTING COMPANY

By: /s/ Kevin Kearney

Kevin Kearney, CEO

HOLDER:

By: /s/ Mark Wolff

Mark Wolff

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